UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Mid-Cap Growth Portfolio	December 31, 2011

Highlights

  The small decline in mid-cap stock indices over the past year masked significant volatility brought about by tumultuous economic and political events around the globe.

  The Mid-Cap Growth Portfolio recorded a modest loss for the year but fared somewhat better than its peers.

  Macroeconomic trends were not necessarily reflected in stock performance, as consumer shares did well even as consumers struggled, while stocks reliant on business spending performed poorly despite flush corporate coffers.

  Although pessimism is rife in today’s markets, several very positive trends are guiding our investments and make us optimistic over the longer term.

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Mid-Cap Growth Portfolio

Dear Investor

While the major market indices were roughly flat in 2011, they were anything but placid. A bull run early in the year, fueled by high profit margins and easy monetary policy, helped propel mid-cap stocks to record highs in the spring and early summer. An abrupt reversal began in July, however, as the worsening debt crisis in Europe and renewed signs of economic fragility in the U.S. erased the earlier gains and pulled the mid-cap indices back into bear market territory—typically defined as a decline of 20% off their highs. Stocks rallied again in the fourth quarter, and our portfolio ended the year with a small loss. Many investors ended 2011 about where they started, but the year’s volatility left them fearful and frustrated.

The Mid-Cap Growth Portfolio returned -8.14% for the last six months and -1.27% for the one-year period ended 2011; the Mid-Cap Growth Portfolio–II returned -8.26% and -1.52% over those same periods. (Returns for the II Class shares were lower due to its different fee structure.) The portfolio modestly outperformed all of its comparison indices over the past year while faring significantly better than its mid-cap growth peers. The portfolio remained favorably ranked relative to its competitors over all time periods. (Based on cumulative total return, Lipper ranked the Mid-Cap Growth Portfolio 21 of 127, 19 of 117, 8 of 109, and 7 of 70 funds in the variable annuity underlying mid-cap growth funds category for the 1-, 3-, 5-, and 10-year periods ended December 31, 2011. Lipper ranked the Mid-Cap Growth Portfolio–II 24 of 127, 25 of 117, and 16 of 109 funds in the variable annuity underlying mid-cap growth funds category for the one-, three-, and five-year periods ended December 31, 2011. Results will vary for other time periods. Past performance cannot guarantee future results.)

We will look back on 2011 as a year in which extraordinary natural events—tornadoes, earthquakes, and drought—seemed to be mirrored around the world by tumultuous political and economic developments. March’s tragic earthquake and tsunami in Japan roiled markets and threatened global supply chains, as did disruptions to oil supplies from the uprisings in the Middle East and North Africa. Investors also fretted about inflation in emerging markets and whether China, India, and others would be able to cool their overheating economies without suffering a “hard landing.” Commodity exporters, such as Brazil, suffered from slowing demand.

In global economic terms, however, the most momentous event proved to be the European debt crisis. By November, rising sovereign bond yields had brought down the Italian and Greek governments and resulted in growing concerns about the Continent’s banking system. European leaders eventually restored some calm to markets through additional bailout packages and promises of increased fiscal integration—although some noted that cleaning up Greece’s debt by pairing it with Germany’s bond rating bore an uncomfortable resemblance to the alchemy in the U.S. subprime mortgage sector. In retrospect, it became clear that the euro common currency had been a romantic notion that permitted vastly different cultures and economies to coexist under the same monetary umbrella, but only for a time. We, and many others, began to suspect that the eurozone construct was fatally flawed, and major adjustments lay ahead.

After being at the center of the financial crisis in 2008, Americans could take some comfort at being on the periphery of events in 2011. As overseas markets tumbled and global investors flocked to the perceived safe haven of the U.S. Treasury market, U.S. stocks outperformed most other markets. The U.S. economy continued to expand, helped by easy monetary policy, moderate investment spending, and a slowly convalescing consumer. Indeed, even as many economists warned that a slowdown in Europe and in emerging markets would eventually weigh on U.S growth, the U.S. economy appeared to gather a second wind as the year came to a close. While hiring remained generally subdued, unemployment fell, and weekly jobless claims reached their lowest level in nearly two years. The manufacturing and service sectors showed signs of a rebound after losing momentum in the summer. Consumer sentiment also recovered slightly in the final months of the year, although not as much as some had hoped.

While the U.S. appeared to be doing well in comparison with Europe, Americans could hardly indulge in schadenfreude—the German term for a guilty pleasure taken in the misfortune of others. The downgrade of the U.S. government’s long-term credit rating in early August, following the excruciating federal debt limit negotiations, provided a preview of the tough austerity measures that await our nation. In fact, the subsequent failure of the congressional “super committee” to agree to a debt reduction plan set the stage for steep cuts to both defense and entitlement spending beginning in 2013—although most analysts agreed that the upcoming presidential election will serve as a referendum on the mixture of tax hikes and spending cuts needed to get the nation’s fiscal house in order. Congressional approval ratings fell to their lowest levels on record as many Americans sensed that our elected officials were not up to the task of making the difficult decisions that lay ahead.

Given the dramatic economic and political backdrop in 2011, it is not surprising that investors’ attention was dominated by concerns unrelated to individual company fundamentals. Stock market volatility was extraordinarily high as traders moved in and out of the market in response to macroeconomic events and political turmoil. With investors distinguishing little between low- and high-quality stocks and paying less attention to future earnings potential, valuations tended to converge, and mid-cap growth stocks fared somewhat worse than their value counterparts.

Portfolio Review

As we have mentioned many times, we construct this portfolio based on thorough research conducted by our analytical and portfolio management teams. Our decisions are heavily weighted to individual stock selection, but our views of long-term economic and industry trends influence our sector weightings. Nonetheless, we remain keenly aware that these trends do not always govern short-term stock performance. A fortunate example was the consumer discretionary sector, which performed relatively well over the past year. As we have noted in past reports, we have reduced our holdings in this historical area of emphasis because of the substantial challenges facing debt-laden and job-worried consumers in the coming years. Nevertheless, companies offering good value to the reasonably affluent consumer, including Chipotle Mexican Grill, Panera Bread, Starbucks, and Whole Foods, fared well over the past year. On the negative side of the ledger, billboard operator Lamar Advertising and hotel operator Marriott were particularly poor performers. (Please refer to the portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Companies catering to high-end consumers have generally outperformed in recent years. However, as we have mentioned previously, we view the divergence in fortunes of high- and low-end consumers as ultimately unsustainable, and we have been paring our holdings in retailers targeting the affluent while augmenting our holdings in middle-market chains. One of our largest holdings is Dollar General. Dollar stores are one oldest and most enduring concepts in retailing, and this company traces its roots to 1939. In recent years, new management has reinvigorated Dollar General, and the stock has performed well. We have also established a new position in Kohl’s, a well-run middle-market department store chain that has been aggressively buying back its own stock. Longtime holding O’Reilly Automotive also performed well, as consumers turned to auto parts stores to keep older cars running. We sold our remaining position in upscale retailer Coach and trimmed Chipotle, Panera, Starbucks, and Whole Foods following good performance.

Health care stocks also fared well for us in 2011, thanks largely to their performance in the first half of the year. While the group is generally considered defensive, we are attracted to the growth prospects of select firms, particularly in the biotechnology segment, though we are careful to maintain a widely diversified basket of holdings in the knowledge that drug development is highly uncertain. In our semiannual letter, we mentioned the strong performance of the portfolio’s top contributor for the past year, Valeant Pharmaceuticals International, whose management has proved adept at acquiring other firms to bolster its pipeline of neurological and dermatological treatments. Other notable contributors included Alexion Pharmaceuticals, which is enjoying good results from its blood disorder drug Soliris, and Elan, which focuses on neurological treatments and enjoyed an upswing in sales of Tysabri, a treatment for multiple sclerosis. Human Genome Sciences’ stock performed poorly; while we had thought the first new lupus drug in over half a century would be received well, we were wrong.

In another disconnect between macro trends and stock performance, flush corporate coffers did not translate into good results for many of our holdings reliant on business spending. This was particularly true in the information technology sector, which represents nearly a fourth of the portfolio. One of our leading detractors over the past six months was JDS Uniphase, a maker of communications devices and test equipment, which suffered from supply problems for optical components following the flooding in Thailand. Competition from China in alternative energy technologies took a heavy toll on LED lighting maker Cree, as well as First Solar, which we eliminated from the portfolio. Rovi, which supplies technology for on-demand video, declined following poor results. A bright spot in the sector was Nuance Communications, whose unique expertise in voice recognition software was recognized in its choice by Apple for use in the new Siri system available on the latest-generation iPhone. Motorola Mobility was our leading contributor over the past six months after Google made an offer for the mobile device pioneer at a significant premium. Though Motorola’s potential as a takeover target was only a secondary part of our investment thesis, as we were impressed by its patent portfolio and other strengths, we were happy to benefit from Google’s offer, which is currently under review by the Justice Department.

Financials, a much smaller portion of the portfolio, also performed poorly over the past six months and year. Capital markets firms, such as TD Ameritrade Holding and Eaton Vance, fell alongside the overall market. Materials stocks, an even smaller portion of the portfolio, were our worst performers. Already beset by declining commodity prices, Agnico-Eagle Mines suffered from a variety of operational issues, including a fire at one site and the abandonment of another mine due to unstable rock formations.

Although their recent performance is unexceptional, the portfolio’s significant investments in the industrials and business services sector are worthy of mention. In our semiannual letter, we noted the sale of longtime holding Danaher, which is now well beyond our mid-cap mandate; while it is far from America’s largest diversified industrial company, it may be the best managed. Danaher continues to influence our portfolio, as its alumni manage other holdings, such as machinery firms IDEX and Gardner Denver. During the past six months, we added another as a former Danaher executive was named CEO at Pall, a maker of filtration and related products for fluid management. While we believe this holding will perform well over the long term, we were a little surprised that it was one of our top contributors over the past six months. Another strong performer was Fastenal, an industrial distributor, which continues to grow its market share as it installs vending machines on customer premises. ManpowerGroup was a notable detractor due to the outsourcing firm’s large presence in troubled European markets. McDermott International was a second-half detractor to the portfolio’s performance, but we still like this leader in the engineering and construction of offshore drilling facilities.

Investment Strategy and Outlook

As the U.S. economy enters the sixth year following the peak of the real estate and credit bubbles, exhaustion has understandably set in for many investors. In large part, individuals appear to have given up on the stock market following a dispiriting period of market volatility punctuated by two 50% stock plunges in the span of a decade. Rather than risk another steep drop in their portfolios, many Americans have been content to settle for bond yields that do not even keep up with inflation.

Of course, it would never be our role as professional investors to give up on stocks, but neither is it our inclination. Indeed, the lackluster market of the past decade has squeezed many of the excesses out of stock valuations, which are now at the low end of normal—and vastly below those of bonds. While frustrating, the high degree of market correlation over the past several months has heightened the appeal of high-quality stocks, which now sell at a meager premium to lower-quality names. Finally, some individual firms have found ways to thrive, growing their earnings at 10% or more annually—even as gross domestic product increases at only 2% per year.

On a broader level, we are always seeking to position the portfolio to take advantage of profound shifts taking place in the economy. Because our recent letters have dealt extensively with the structural challenges facing the global financial system, it might be worth listing some of the forces that we think could benefit investors in the coming years:

The reindustrialization of America. For three decades, the default decision for American businesses was to outsource as much production as possible to lower-wage nations, a transformation made possible by advances in transportation and communications technology. Recently, the calculus of outsourcing has begun to change. For a couple of years now, we have noted in our letters what others are beginning to realize: rising wage pressures in Asia, the decline of the U.S. dollar against other currencies, and increasingly stressed and extended supply lines have encouraged some companies to begin to relocate production back to the U.S., where productivity is high and energy costs have fallen. Recent academic studies also have confirmed what many sensed from empirical observation: There are significant advantages to locating manufacturing near functions such as research and development and sales and marketing. We recently made a new investment in the venerable Harley-Davidson, whose motorcycles—sold in cheap dollars rather than expensive yen—are becoming increasingly competitive.

A new shot at energy independence. Even as consumers struggle to adjust to $3 gasoline, a revolution is taking place in U.S. energy production. The application of new technologies to discover and unlock natural gas trapped in shale rock, previously believed to be unrecoverable, has changed our the energy outlook. While U.S. fossil fuels production had been declining since 1980, it has recently begun to increase, and some energy engineers estimate that we may have a hundred-year supply of natural gas. Moreover, the same techniques being used to recover gas from shale are now being adapted to recover oil as well. Over the longer term, increased supplies of domestic oil and natural gas, combined with rapid cost declines in alternative energy sources such as solar, could further lessen the U.S.’s reliance on foreign energy sources and reduce the nation’s military expenditures necessary to assure Middle East stability. We have invested in a number of oil and gas companies, such as Range Resources, one of our leading contributors over the past six months. We have had less success in our modest alternative energy investments but continue to believe wind, solar, geothermal, and other technologies will play increasing roles in our energy supply in the coming years.

The Silicon Valley innovation machine. Rather than a geographical location, we use Silicon Valley to describe an organizational concept built around the close collaboration of technology firms, venture capital, and higher education—a signal strength of the U.S. Our investment universe incorporates some of the most innovative companies in the world, and we hold in the portfolio both established businesses as well as newer firms, such as Workday and Nuance Communications.

Most broadly, the nation’s tendency to do the right thing (after all other options have been exhausted). The political gridlock surrounding the U.S.’s fiscal imbalance has acquired a sense of permanence, and if retail investors sometimes seem to have given up on stocks, they have virtually sworn off Washington. We share their dismay, and we are particularly aware that Americans cannot be smug watching the crisis in Europe; if we do not get our own fiscal house in order soon, we will soon experience many of the same issues. Still, we are mindful that our problems are solvable by practical people open to compromise and willing to incur some sacrifice. While the debate over spending cuts versus tax increases has been increasingly dominated by zealots on both sides, some combination of both seems inevitable. Starting from seemingly intractable positions, a Republican president, Ronald Reagan, and a Democratic House speaker, Tip O’Neill, were able to compromise in the 1980s, and the first signs of a willingness to negotiate this time around would be a powerful impetus for financial markets.

For these and other reasons, we are grateful that our shareholders are not among those who have abandoned equities. We cannot promise—nor do we expect—a dramatic turnaround in markets in the coming year. Nevertheless, we will look forward to reporting to you in six months on our efforts to find the companies best poised to benefit from the economy’s continuing long-term potential.

Respectfully submitted,

Brian W.H. Berghuis
Chairman of the portfolio’s Investment Advisory Committee

John F. Wakeman
Executive vice president of the portfolio

January 19, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio’s investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Mid-Cap Growth Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II Class. II Class shares are sold through financial intermediaries, which are compensated for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio

Mid-Cap Growth-II Class

For a share outstanding throughout each period

	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE					
Beginning of period	$ 24.10	$ 19.88	$ 13.69	$ 24.76	$ 23.64
Investment activities					
Net investment loss[1]	(0.16)	(0.09)	(0.09)	(0.12)	(0.06)
Net realized and unrealized gain (loss)	(0.32)	5.61	6.30	(9.78)	4.12
Total from investment activities	(0.48)	5.52	6.21	(9.90)	4.06
Distributions					
Net realized gain	(2.80)	(1.30)	(0.02)	(1.17)	(2.94)
NET ASSET VALUE					
End of period	**$ 20.82**	**$ 24.10**	**$ 19.88**	**$ 13.69**	**$ 24.76**
Ratios/Supplemental Data					
Total return[2]	**(1.52)%**	**27.78%**	**45.37%**	**(39.94)%**	**17.22%**
Ratio of total expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets	(0.64)%	(0.43)%	(0.53)%	(0.58)%	(0.24)%
Portfolio turnover rate	33.2%	29.5%	35.6%	30.4%	33.7%
Net assets, end of period (in thousands)	$ 52,532	$ 54,035	$ 48,538	$ 35,868	$ 69,496

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2011

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/11	Value 12/31/10
T. Rowe Price Government Reserve Investment Fund, 0.06%	¤	¤	$ 18^	$ 12,169	$ 16,493
Totals			$ 18	$ 12,169	$ 16,493

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral invested in the T. Rowe Price Reserve Investment Fund, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 12,169
Dividend income	18
Interest income	–
Investment income	$ 18
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2011
($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $246,528)	$ 320,419
Receivable for investment securities sold	714
Dividends receivable	98
Receivable for shares sold	4
Cash	2
Other assets	18
Total assets	321,255
Liabilities	
Payable for shares redeemed	675
Payable for investment securities purchased	479
Investment management and administrative fees payable	250
Total liabilities	1,404
NET ASSETS	**$ 319,851**
Net Assets Consist of:	
Accumulated undistributed net realized loss	$ (1,773)
Net unrealized gain	73,891
Paid-in capital applicable to 15,093,688 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	247,733
NET ASSETS	**$ 319,851**
NET ASSET VALUE PER SHARE	
Mid-Cap Growth Class ($267,319,248 / 12,570,403 shares outstanding)	**$ 21.27**
Mid-Cap Growth - II Class ($52,531,269 / 2,523,285 shares outstanding)	**$ 20.82**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Mid-Cap Growth Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2011

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Mid-Cap Growth Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. Shares of the fund currently are offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: the Mid-Cap Growth Portfolio original share class (Mid-Cap Growth Class), offered since December 31, 1996, and the Mid-Cap Growth Portfolio–II (Mid-Cap Growth–II Class), offered since April 30, 2002. Mid-Cap Growth–II Class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Mid-Cap Growth–II pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Investment income, investment management and administrative expense, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $9,000 for the year ended December 31, 2011.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Pronouncement In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of December 30, 2011, the last business day in the fund’s fiscal year ended December 31, 2011. Some foreign markets were open between December 30 and the close of the fund’s reporting period on December 31, but any differences in values and foreign exchange rates subsequent to December 30 through December 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2011, totaled $327,000 for the year ended December 31, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2011, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $110,364,000 and $134,503,000, respectively, for the year ended December 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, were characterized for tax purposes as follows:

At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or the realization of gains/losses on passive foreign investment companies for tax purposes. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2011, have no expiration.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.85% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and
Shareholders of T. Rowe Price Mid-Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 10, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $4,989,000 from short-term capital gains,

  $33,273,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $1,545,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,465,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Portfolio’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected*	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009); Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey (1940) 2005	Retired

Anthony W. Deering (1945) 2001

Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile Bankshares (2002 to 2007); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr. (1943) 1994	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Karen N. Horn (1943) 2003	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers (1941) 2005	President, A&R Development Corporation (1977 to present)

John G. Schreiber (1946) 2001	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to present)

Mark R. Tercek (1957) 2009	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [130]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chief Executive Officer, Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA (1945) 1994 [16]	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Equity Series	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

P. Robert Bartolo, CFA, CPA (1972) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly Partner, PricewaterhouseCoopers LLP (to 2007)

Kris H. Jenner, M.D., D.Phil. (1962) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Ian D. Kelson (1956) Vice President	President–International Fixed Income, T. Rowe Price International; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Joseph M. Milano, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Oestreicher (1967) Vice President	Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian C. Rogers, CFA, CIC (1955) President	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.; Assistant Treasurer and Vice President, T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Ken D. Uematsu, CFA (1969) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 10, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 10, 2012

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 10, 2012